SUMMARY PROSPECTUS August 31, 2010

MTB LARGE CAP GROWTH FUND

Class/Ticker        A VLCPX        B VLGRX        Institutional I MLGIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.mtbfunds.com, email a request to mtbfunds@mtbia.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund seeks to provide long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares, Class B Shares and Institutional I Shares.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class B**		Institutional I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None		None
Maximum Deferred Sales Charge (Load)	None	5.00%	(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None		None
Redemption Fee	None	None		None
Exchange Fee	None	None		None

(1)	If you redeem Class B Shares during the first year after purchase, you will pay a contingent deferred sales charge (CDSC) of 5.00%, which declines to 4.00% during the second year, 3.00% during the third and fourth years, 2.00% during the fifth year, 1.00% during the sixth year, and 0% thereafter.

**	Class B Shares closed to new investors effective December 31, 2008.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Institutional I
Management Fee	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses	0.54%	0.54%	0.54%
Total Annual Fund Operating Expenses	1.64%	2.14%	1.39%
Fee Waivers and/or Expense Reimbursements(1)	0.22%	0.12%	0.35%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.42%	2.02%	1.04%

(1)	The adviser, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares, Class B Shares and Institutional I Shares will not exceed 1.42%, 2.02% and 1.04%, respectively. This waiver may be amended or withdrawn after August 31, 2011, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class B Shares and Institutional I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown for the Fund’s Class B Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns

SUMMARY PROSPECTUS / August 31, 2010	1

MTB LARGE CAP GROWTH FUND

may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$686	$1,018	$1,372	$2,369
Class B
Expenses assuming redemption	$705	$959	$1,339	$2,336
Expenses assuming no redemption	$205	$659	$1,139	$2,336
Institutional I
Expenses assuming redemption	$106	$405	$727	$1,639

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing, under normal conditions, at least 80% of the value of its net assets in diversified portfolio of equity securities (primarily common stocks) of large cap U.S. companies. Equity securities include common and preferred stocks as well as convertible securities. The Advisor uses a bottom-up approach to selecting growth-oriented stocks. The Fund seeks to invest in high-quality, well-established large companies that have a strong history of earnings growth, are attractively priced (relative to the company’s potential for above-average, long-term earnings and revenue growth), have strong balance sheets, have a sustainable competitive advantage and are currently (or have the potential to become) industry leaders.

Large cap companies will be defined as companies with market capitalizations similar to companies in the Russell 1000 Growth Index. The definition will be applied at the time of initial investment, and the Fund will not be required to sell (or be precluded from adding to) a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the index. As of June 30, 2010, the market capitalization of companies in the Russell 1000 Growth Index ranged from $684 million to $291 billion. The capitalization range is subject to frequent change, and thus the applicable range of market capitalizations defining large cap companies at time of purchase will likely differ from the range at June 30, 2010.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risk. The risk posed by the fact that the values of equity securities will rise and fall.

•	Risks Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class A Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The table shows returns for the Fund’s primary broad-based market index, the Russell 1000 Growth Index (Russell 1000 Growth) and the Fund’s secondary index, the Lipper Large-Cap Growth Funds Average. The Russell 1000 Growth measures the performance of those companies in the Russell 10000 Index with higher price-to-book ratios and higher forecasted growth rates, and represents approximately 64% of the companies in the Russell 1000 Growth. The S&P 500/CG is an index comprised of approximately half of the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. The Lipper Large-Cap Growth Fund Average is a composite of mutual funds, designated by Lipper, Inc., with goals similar to the Fund’s goal. Updated performance information is available at www.mtbfunds.com.

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MTB LARGE CAP GROWTH FUND

Annual Total Returns – Class A Shares

Best Quarter 17.65% 06/30/2009 Worst Quarter (23.36)% 12/31/2008

The Fund’s Class A Shares total return for the six-month period from January 1, 2010 to June 30, 2010 was (13.10)%.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	1 Year	5 Years	10 Year or Life of Fund
Class A Shares
Return Before Taxes	30.27%	(0.93)%	(2.86	)%*
Return After Taxes on Distributions	30.26%	(1.05)%	(2.92	)%*
Return After Taxes on Distributions and Sale of Fund Shares	19.67%	(0.80)%	(2.39	)%*
Class B Shares
Return Before Taxes	32.04%	(0.94)%	(3.40	)%*
Institutional I Shares
Return Before Taxes	38.23%	0.33%	2.06%	*
Russell 1000 Growth (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	(3.99)%
Lipper Large-Cap Growth Funds Average (reflects no deduction for taxes)	35.08%	0.92%	(2.90)%
S&P 500/CG (reflects no deduction for fees, expenses or taxes)	31.57%	0.96%	(3.57)%

*	Class A Shares commenced operations on March 20, 2000, Class B Shares commenced operations on April 6, 2000 and Institutional I Shares, commenced operations on August 18, 2003.

After-tax performance is presented only for Class A Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

MTB Investment Advisors, Inc.

Portfolio Manager	Title	Service Date (with the Fund)
Allen J. Ashcroft, Jr.	Administrative Vice President	1996

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the NYSE is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A and Class B):	$500
Minimum Initial Investment Amount (Institutional I):	$100,000
Minimum Subsequent Investment Amount:	$25

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS / August 31, 2010	3

MTB LARGE CAP GROWTH FUND

MTB LCG 8.31.10

4	August 31, 2010 / SUMMARY PROSPECTUS